UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2015, Synthesis Energy Systems, Inc. (the “Company”) entered into an engagement agreement with T.R. Winston & Company, LLC (the “Placement Agent”), relating to the offer and sale of shares of the Company’s securities (the “Offering”). On April 13, 2015, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with accredited investors (the “Purchasers”) for the purchase of 12,000,000 shares of its common stock, par value $0.01 per share (“Shares”).

The Offering will close on or about April 17, 2015, subject to customary closing conditions. As compensation for its services, the Company will pay to the Placement Agent a cash fee of $420,000 (representing an aggregate fee equal to 6% on the aggregate gross proceeds in this offering, but a fee of only 3% on the aggregate gross proceeds introduced by the lead investor in the offering). The Company has also agreed to reimburse certain expenses of the Placement Agent up to $25,000.

The net offering proceeds to the Company from the sale of the Shares, after deducting the placement agent’s fee and associated costs and expenses, is estimated to be $11.4 million.

The offer and sale of the Shares is registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Registration Statement on Form S-3, as amended, declared effective on May 9, 2013 (File No. 333-187760). The terms of the Offering will be contained in the Prospectus Supplement to filed by the Company pursuant to Rule 424(b)(5).

The foregoing descriptions of the engagement and the Purchase Agreement are not complete and are qualified by reference to the complete documents, which are filed as Exhibits 1.1 and 10.1, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 8.01	Other Events.

On April 14, 2015, the Company issued a press release announcing that it had entered into the Purchase Agreement relating to the sale of the Shares. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

1.1	Transaction Fee Agreement dated April 10, 2015 between the Company and T.R. Winston & Company, LLC.

5.1	Opinion of Porter Hedges LLP.

10.1	Form of Securities Purchase Agreement among the Company and the purchasers identified therein.

23.1	Consent of Porter Hedges LLP (included in Exhibit 5.1 hereto).

99.1	Press Release dated April 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: April 14, 2015	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

1.1	Transaction Fee Agreement dated April 10, 2015 between the Company and T.R. Winston & Company, LLC.

5.1	Opinion of Porter Hedges LLP.

10.1	Form of Securities Purchase Agreement among the Company and the purchasers identified therein.

23.1	Consent of Porter Hedges LLP (included in Exhibit 5.1 hereto).

99.1	Press Release dated April 14, 2015.